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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement (Form S-3) of our report, dated February 13, 1996, except for Note 6 as to which the date is March 12, 1996, relating to the financial statements of KWQC-TV, and to the reference to our Firm under the caption "Experts" in the Prospectus.


                                                 McGladrey & Pullen, LLP

New Haven, Connecticut
June 13, 1996